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                                                                    Exhibit 10.2
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                                                                  Execution Copy

                                  TEVECAP S.A.

                                  $250,000,000

                          12-5/8% Senior Notes due 2004

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                               November 26, 1996

CHASE SECURITIES INC.
BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
BOZANO, SIMONSEN
SECURITIES, INC.
c/o
CHASE SECURITIES INC.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

            TEVECAP S.A., a company organized under the laws of the Federative Republic of Brazil (the "Company"), proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated November 21, 1996 (the "Purchase Agreement"), $250,000,000 aggregate principal amount of its 12-5/8% Senior Notes due 2004 (the "Notes") which Securities shall be guaranteed on a senior basis (the "Subsidiary Guarantees" and, together with the Notes, the "Securities") by each subsidiary of the Company on November 26, 1996 (the "Issue Date") and each subsidiary of the Company acquired thereafter (collectively, the "Subsidiary Guarantors"). Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company and the Subsidiary Guarantors each agree with each of you, for the benefit of the holders of the Securities (including the Initial Purchasers, the "Holders"), as follows:

            1. Registered Exchange Offer. The Company and the Subsidiary Guarantors shall use their best efforts to prepare and, not later than 90 days following the Issue Date, shall use their best efforts to file with the Commission a registration statement (the "Exchange Offer Registration
Statement") on an appropriate form under the Securities Act
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                                                                               2


with respect to a proposed offer (the "Registered Exchange Offer") to the Holders to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company (the "Exchange Notes") unconditionally guaranteed on a senior basis by the Subsidiary Guarantees (the "Exchange Guarantors" and, together with the Exchange Notes, the "Exchange Securities") identical in all material respects to the Securities, except for the transfer restrictions relating to the Securities, shall use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 150 days after the Issue Date and to be consummated no later than 180 days after the Issue Date, and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period"). The Exchange Securities will be issued under the Indenture or an indenture (the "Exchange Securities Indenture") between the Company, the Subsidiary Guarantors and the Trustee or such other bank or trust company reasonably satisfactory to you, as trustee (the "Exchange Securities Trustee"), such indenture to be identical in all material respects to the Indenture except for the transfer restrictions relating to the Securities (as described above).

            Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Subsidiary Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not (i) an affiliate of the Company or the Subsidiary Guarantors within the meaning of the Securities Act or (ii) an Exchanging Dealer (as defined below) not complying with the requirements of the next sentence, (b) acquires the Exchange Securities in the ordinary course of such Holder's business and (c) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Subsidiary Guarantors, each Initial Purchaser and each Exchanging Dealer (as defined below) acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act,
(i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is
required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures"
section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if any Initial Purchaser elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment it is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such a sale.
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                                                                               3


            In connection with the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less than 30 days after the date notice of the Exchange Offer is mailed to the Holders (or longer if required by applicable law);

            (c) utilize the services of a Depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

            (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e) otherwise comply in all respects with all laws applicable to the Registered Exchange Offer.

            As soon as practicable after the close of the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

            (a) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

            (b) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

            (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Securities, Exchange Securities equal in principal amount to the Securities of such Holder so accepted for exchange.

            Each of the Company and the Subsidiary Guarantors shall make available for a period of 90 days after the consummation of the Registered Exchange Offer, a copy of the prospectus forming part of the Exchange Offer Registration Statement to any broker-dealer for use in connection with any resale of any Exchange Securities.

            Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the date of original issue of the Securities.
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            Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, and (iii) such Holder is not an affiliate of the Company or a Subsidiary Guarantor within the meaning of the Securities Act or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

            Notwithstanding any other provisions hereof, the Company and the Subsidiary Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include, as of the consummation of the Registered Exchange Offer, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            2. Shelf Registration. If (i) because of any change in law or applicable interpretations thereof by the Commission's staff, the Company and the Subsidiary Guarantors determine that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof or (ii) any Holder (including any Initial Purchaser but excluding any Exchanging Dealer) either (A) is not eligible to participate in the Registered Exchange Offer or (B) participates in the Registered Exchange Offer and does not receive freely transferrable Exchange Securities in exchange for tendered Securities (in each case under this clause (ii) other than as a result of applicable interpretations of the Commission's staff or applicable law in effect as of the Issue Date) or
(iii) if the Company so elects, then the following provisions shall apply:

            (a) The Company and the Subsidiary Guarantors shall use all reasonable efforts to as promptly as practicable file with the Commission and thereafter shall use their best efforts to cause to be declared effective a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration Statement" and, together with any Exchange Offer Registration Statement, a "Registration Statement"); provided, however, that no Holder of Securities or Exchange Securities (other than the Initial Purchasers) shall be entitled to have Securities or Exchange Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.
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                                                                               5


            (b) The Company and the Subsidiary Guarantors shall use their best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be usable by Holders for a period of three years from the Issue Date or such shorter period that will terminate when all the Securities and Exchange Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Company and the Subsidiary Guarantors shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Securities or Exchange Securities covered thereby not being able to offer and sell such Securities or Exchange Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions hereof, the Company and the Subsidiary Guarantors will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            3. Liquidated Damages. (a) The parties hereto agree that the Holders of Securities will suffer damages if the Company or the Subsidiary Guarantors fail to fulfill their obligations under Section 1 or Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the commission on or prior to 90 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective and the Exchange Offer is not consummated within 180 days after the Issue Date, or as the case may be, the Shelf Registration Statement is not declared effective within 150 days after the Issue Date, (iii) the Shelf Registration Statement is filed and declared effective within 150 days after the Issue Date but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 60 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will generally be obligated to pay liquidated damages to each holder of Transfer Restricted Securities (as defined below), during the period of such Registration Default, in an amount equal to $0.192 per week per $1,000 principal amount of the
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Securities constituting Transfer Restricted Securities held by such holder until the applicable Registration Statement is filed or declared effective, the Registered Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. "Transfer Restricted Securities" means each Security or Exchange Security until (i) the date on which such Security or Exchange Security has been exchanged for a freely transferrable Exchange Security in the Registered Exchange Offer, (ii) the date on which such Security or Exchange Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) the date on which such Security or Exchange Security is distributed to the public pursuant to Rule 144 under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company shall not be required to pay liquidated damages to the holder of Transfer Restricted Securities if such holder: (a) failed to comply with its obligations to make the representations in the penultimate paragraph of Section 1; or (b) failed to provide the information required to be provided by it, if any, pursuant to
Section 4(n).

            (b) The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the applicable Registration Default.

            (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement or the Exchange Offer Registration Statement, as the case may be, to be filed, to be declared effective or to remain effective, or the Exchange Offer to be consummated, as the case may be, to the extent required by this Agreement.

            4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

            (a) The Company shall (i) furnish to you, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that any Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration, shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably may propose; (ii) if applicable, include the information set forth in Annex
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A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures"
section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by the Initial Purchasers, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

            (b) The Company shall advise you and the Holders (if applicable), and, if requested by you or any such Holder, confirm such advice in writing (which advice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

            (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

            (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

            (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

            (v) of the happening of any event that requires the making of any changes in any Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (c) The Company and the Subsidiary Guarantors will use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time.

            (d) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).
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                                                                               8


            (e) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Subsidiary Guarantors each consents to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by the prospectus or any amendment or supplement thereto.

            (f) The Company will furnish to each Exchanging Dealer or each Initial Purchaser, as applicable, which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Exchanging Dealer or Initial Purchaser, as applicable, so requests in writing, all exhibits (including those incorporated by reference).

            (g) The Company will, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer or each Initial Purchaser, as applicable, without charge, as many copies of the prospectus included within the coverage of Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer or Initial Purchaser, as applicable, may reasonably request for delivery by (i) such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Registered Exchange Offer or (ii) each Initial Purchaser in connection with a sale of Exchange Securities received by it in exchange for Securities constituting any portion of an unsold allotment; and the Company and the Subsidiary Guarantors each consents to the use of the prospectus or any amendment or supplement thereto by any such Exchanging Dealer or each Initial Purchaser, as applicable, as aforesaid.

            (h) Prior to any public offering of Securities or Exchange Securities pursuant to any Registration Statement, the Company and the Subsidiary Guarantors each will use their best efforts to register or qualify or cooperate with the Holders of Securities included therein and its counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by such Registration Statement; provided, however, that neither the Company nor the Subsidiary Guarantors will not be required to register or qualify generally to do business in any jurisdiction where it is not then so registered or qualified or deal in securities in any jurisdiction where it would not otherwise be required to register or qualify or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

            (i) The Company and the Subsidiary Guarantors each will cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to
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any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

            (j) If any event contemplated by paragraphs (b)(ii) through (v) above occurs during the period in which the Company and the Subsidiary Guarantors are required to maintain an effective Registration Statement, the Company and the Subsidiary Guarantors will promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities or purchasers of Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Securities or Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) The Company will comply with all applicable rules and regulations of the Commission and will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act; provided that in no event shall such earnings statement be delivered later than 45 days after the end of a 12- month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statements shall cover such 12-month period.

            (m) The Company and the Subsidiary Guarantors will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

            (n) The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

            (o) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v) hereof, such Holder will discontinue disposition of such Transfer
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Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) hereof, or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

            5. Registration Expenses. The Company and the Subsidiary Guarantors
(i) will bear all expenses incurred in connection with the performance of its obligations under Sections 1, 2, 3 and 4 hereof and the Company and the Subsidiary Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of one firm of attorneys (in addition to local counsel) chosen by the Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities to be sold pursuant to each Registration Statement (the "Special Counsel") acting for the Initial Purchasers or Holders in connection therewith.

            6. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Exchanging Dealer or the Initial Purchasers, as applicable, the Company and the Subsidiary Guarantors, jointly and severally, shall indemnify and hold harmless each Holder, its directors, officers, agents and employees and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of such controlling persons as follows:

            (i) against any and all loss, liability, claim and damage whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

            (ii) against any and all expense (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental or regulatory agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission;
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                                                                              11


provided, however, that (i) this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with Holders' Information, (ii) this indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any related preliminary prospectus shall not inure to the benefit of any indemnified party from whom the person asserting any such loss, claim, damage or liability received Securities or Exchange Securities if such persons did not receive a copy of the final prospectus at or prior to the confirmation of the sale of such Securities or Exchange Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of material fact contained in the related preliminary prospectus was corrected in the final prospectus unless such failure to deliver the final prospectus was a result of noncompliance by the Company or the Subsidiary Guarantors with Sections 4(d), 4(e), 4(f) or 4(g).

            (b) In the event of a Shelf Registration Statement, each Holder agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, each of their respective directors, officers, agents and employees and each person, if any, who controls the Company and the Subsidiary Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents and employees of such controlling persons against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, arising out of or based upon any untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) in reliance on and in conformity with Holders' Information furnished to the Company or the Subsidiary Guarantors by such Holder; provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities or Exchange Securities pursuant to the Registration Statement.

            (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any claim or action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any obligation that it may have pursuant to this Section except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided further, however, that the failure to notify an indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than on account of this Section. If any such claim or action shall be brought against an indemnified party, the indemnified party shall notify the indemnifying party thereof, and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof;

provided, however, that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the written advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on the written advice of counsel to the indemnified party) between the indemnified party and indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel for the indemnified party will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (d) If a claim by an indemnified party for indemnification under this Section 6 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in Section 6(c) herein, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section, an indemnifying party that is a holder of Transfer Restricted Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities or Exchange Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to any contribution from any person who was not guilty of such fraudulent misrepresentation.

            7. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities and the Exchange Securities, taken as a single class. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Holders of Securities or Exchange Securities whose Securities or Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities or Exchange Securities being sold by such Holders pursuant to such Registration Statement.

            (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

            (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 7(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Chase Securities Inc.;

            (2) if to you, initially at your address set forth in the Purchase Agreement; and

            (3) if to the Company or the Subsidiary Guarantors, initially at the addresses of the Company set forth in the Purchase Agreement.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (c) Successors And Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

            (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopies) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) Submission to Jurisdiction; Appointment of Agent for Service; Currency Indemnity. (1) To the fullest extent permitted by applicable law, the Company and each Subsidiary Guarantor irrevocably submit to the jurisdiction of any Federal or State court in the City, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement (solely in connection with any such suit or proceeding), and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The Company and each Subsidiary Guarantor irrevocably and fully waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and each Subsidiary Guarantor hereby irrevocably designate and appoint CT Corporation System, 1633 Broadway, New York, New York 10019, U.S.A. (the "Process Agent"), as the authorized agent of the Company and each Subsidiary Guarantor upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of CT Corporation System as such authorized agent shall become effective immediately without any further action on the part of the Company or any Subsidiary Guarantor. The Company and each Subsidiary Guarantor represent to the Initial Purchasers that they have notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. The Company and each Subsidiary Guarantor hereby irrevocably authorize and direct the Process Agent to accept such service. The Company and each Subsidiary Guarantor further agree that service of process upon the Process Agent and written notice of said service to the Company or such Subsidiary Guarantor mailed by prepaid registered first class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Company or such Subsidiary Guarantor in any such suit or proceeding. Nothing herein shall affect the right of any Initial Purchaser or any person controlling such Initial Purchaser to serve process in any other manner permitted by law. The Company and each Subsidiary Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of the Process Agent in full force and effect so long as the Company or any Subsidiary Guarantor has any outstanding obligations under this Agreement, the Notes, the Guarantees, the Indenture or any Transaction Document. To the extent that the Company or any Subsidiary Guarantee has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of note, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company and each Subsidiary Guarantor hereby irrevocably waive such immunity in respect of their obligations under this Agreement, to the extent permitted by law.

            (2) The obligation of the parties to make payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make such payment agrees to indemnify the party which is to receive such payment (as an additional, separate and independent cause of action) for the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

            (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            (h) No Inconsistent Agreements. Neither the Company nor the Subsidiary Guarantors has nor shall the Company or the Subsidiary Guarantors, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Subsidiary Guarantor has previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person. Without limiting the generality of the foregoing, without the written consent of the holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities, neither the Company nor the Subsidiary Guarantors shall grant to any person the right to request the Company or the Subsidiary Guarantors to register any debt securities of the Company or the Subsidiary Guarantor under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of the Agreement.

            (i) No Piggyback on Registrations. None of the Company, the Subsidiary Guarantors nor any of their respective security holders (other than the holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the

Company or the Subsidiary Guarantors in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

            (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (k) Joint and Several Liability. Each subsidiary of the Company, by its execution and delivery of a counterpart to this Agreement, agrees that it shall be jointly and severally liable for all obligations and liabilities of the Company hereunder.

            Please confirm that the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantors and each of you.

                                    Very truly yours,

                                    TEVECAP S.A.


                                    By:   ____________________________
                                          Name:
                                          Title:


                                    By:   ____________________________
                                          Name:
                                          Title:

                                    TVA SISTEMA DE TELEVISAO S.A.


                                    By:   ____________________________
                                          Name:
                                          Title:


                                    By:   ____________________________
                                          Name:
                                          Title:

                                    TVA COMMUNICATIONS LTD.


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    By:  ______________________________
                                          Name:
                                          Title:

                                    GALAXY BRASIL S.A.


                                    By:  ______________________________
                                          Name:
                                          Title:

                                    By:  ______________________________
                                          Name:
                                          Title:

                                    TVA SUL PARTICIPACOES S.A.


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    By:  ______________________________
                                          Name:
                                          Title:

                                    COMERCIAL CABO TV SAO PAULO LTDA.


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    By:  ______________________________
                                          Name:
                                          Title:

                                    TVA PARANA LTDA.


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    By:  ______________________________
                                          Name:
                                          Title:

                                    TVA ALPHA CABO LTDA.


                                    By:  ______________________________
                                          Name:
                                          Title:

                                    By:  ______________________________
                                          Name:
                                          Title:

                                    CCS CAMBORIU CABLE SYSTEM DE
                                    TELECOMUNICACOES LTDA.


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    By:  ______________________________
                                          Name:
                                          Title:

                                    TCC TV A CABO LTDA.


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    TVA SUL FOZ DO IGUACU LTDA.


                                    By:  ______________________________
                                          Name:
                                          Title:


                                    By:  ______________________________
                                          Name:
                                          Title:

Accepted:

CHASE SECURITIES INC.


By:   _________________________________
      Name:
      Title:


BEAR, STEARNS & CO. INC.


By:   _________________________________
      Name:
      Title:


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By:   _________________________________
      Name:
      Title:


BOZANO, SIMONSEN SECURITIES, INC.


By:   _________________________________
      Name:
      Title:

STATE OF NEW YORK   )
                    :  ss.
COUNTY OF NEW YORK  )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Chase Securities Inc., one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.


                              __________________________________________
[NOTARIAL SEAL]

STATE OF NEW YORK   )
                    :  ss.
COUNTY OF NEW YORK  )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Bear, Stearns & Co. Inc., one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.


                              __________________________________________
[NOTARIAL SEAL]

STATE OF NEW YORK   )
                    :  ss.
COUNTY OF NEW YORK  )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Donaldson, Lufkin & Jenrette Securities Corporation, one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.


                              __________________________________________
[NOTARIAL SEAL]

STATE OF NEW YORK   )
                    :  ss.
COUNTY OF NEW YORK  )

            On this ____ day of November, 1996, before me, a notary public within and for said county, personally appeared _____________________, to me personally known who being duly sworn, did say that he was the___________________________ of Bozano, Simonsen Securities, Inc., one of the persons described in and which executed the foregoing instrument, and acknowledges said instrument to be the free act and deed of said corporation.


                              __________________________________________
[NOTARIAL SEAL]

                                                                         ANNEX A

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. Each of the Company and the Subsidiary Guarantors has agreed that, for a period of 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

            Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

            Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. Each of the Company and the Subsidiary Guarantors has agreed that, for a period of 90 days after the Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until _______________, 199_, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.1

            The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            For a period of 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company and the Subsidiary Guarantors have jointly and severally agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

----------
1 In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

                                                                         ANNEX D

      |_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.


            Name:  ___________________________________________


            Address:  ________________________________________

                      ________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.